UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2007
IMPERIAL OIL LIMITED
(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

237 Fourth Avenue S.W., Calgary, Alberta, Canada	T2P 3M9

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 1-800-567-3776
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On February 27, 2007, Imperial Oil Limited, by means of a news release, announced that the Alberta Energy and Utilities Board and the Government of Canada had given conditional approval to Imperial’s proposed Kearl Oil Sands Project, following a joint federal and provincial review.
Item 9.01     Financial Statements and Exhibits.
(c)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:
99.1	Press release of Imperial Oil Limited announcing that the Alberta Energy and Utilities Board and the Government of Canada had given conditional approval to Imperial’s proposed Kearl Oil Sands Project, following a joint federal and provincial review.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: March 2, 2007
	By:	/s/ Brian Livingston
		Name:	Brian Livingston
		Title:	Vice-President, General Counsel and Corporate Secretary

	By:	/s/ Brent Latimer
		Name:	Brent Latimer
		Title:	Assistant Secretary